EXECUTION COPY

UNDERTAKING AND RELEASE AGREEMENT

THIS UNDERTAKING AND RELEASE AGREEMENT (this “Agreement”) is entered into as of November 22, 2013, by and among bfe operating company, llc, a Delaware limited liability company (“Opco”), BUFFALO LAKE ENERGY, LLC, a Delaware limited liability company (“Buffalo Lake”), PIONEER TRAIL ENERGY, LLC, a Delaware limited liability company (“Pioneer Trail”; Pioneer Trail, Buffalo Lake and Opco, each, a “Borrower” and, collectively, “Borrowers”), as borrowers, Opco, as Borrowers’ agent (“Borrowers’ Agent”), BioFuel Energy, LLC, a Delaware limited liability company (“BioFuel LLC”), BioFuel Energy Corp., a Delaware corporation (“BioFuel Corp.”; Borrowers, Borrowers’ Agent, BioFuel LLC and BioFuel Corp., each, a “BFE Party” and, collectively, “BFE Parties”), and FIRST NATIONAL BANK OF OMAHA, a national banking association, as administrative agent under the Credit Agreement described below (“Administrative Agent”), and as collateral agent under the Credit Agreement (“Collateral Agent”; Collateral Agent and Administrative Agent, each, an “Agent” and, together, “Agents”).

RECITALS:

A. Pursuant to that certain Credit Agreement dated as of September 25, 2006 (as amended and supplemented from time to time, the “Credit Agreement”) among Borrowers, Borrowers’ Agent, Agents and various financial institutions, as lenders (together with their successors and assigns, the “Lenders”), the Lenders made certain loans to Borrowers (collectively, the “Loans”), subject to the terms and conditions set forth therein.

B. Pursuant to certain Deed in Lieu of Foreclosure Agreement and Joint Escrow Instructions dated as of April 11, 2013 (the “Deed in Lieu Agreement”) among Borrowers, Agents and the Lenders and acknowledged by BioFuel LLC and BioFuel Corp., Borrowers agreed to convey to Collateral Agent, or one or more designees of Collateral Agent, the Facilities and the other assets of Borrowers which Administrative Agent and Collateral Agent may elect to acquire pursuant to the Deed in Lieu Agreement (collectively, the “Deed in Lieu Assets”), and Agents and Lenders have agreed to accept such conveyance, on the terms and conditions set forth in the Deed in Lieu Agreement and the other Deed in Lieu Documents, in lieu of Agents and the Lenders exercising their rights and remedies under the Financing Documents on account of the Acknowledged Events of Default. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Deed in Lieu Agreement.

C. Pursuant to that certain Asset Purchase Agreement dated effective as of November 1, 2013 (as amended, modified, supplemented, extended or renewed from time to time, the “Purchase Agreement”) by and among Ethanol Holding Company, LLC (“DIL Seller”), as seller, and Green Plains Renewable Energy, Inc. (“GPRE”), Green Plains Wood River LLC (“GPRE-Wood River”) and Green Plains Fairmont LLC (“GPRE-Fairmont”; GPRE Fairmont, GPRE Wood River and GPRE, each, a “GPRE Party” and, collectively, “GPRE Parties”), as buyers, DIL Seller, as designee of Collateral Agent and an Acquiring Entity under the Deed in Lieu Agreement, has agreed to sell to Buyers the Deed in Lieu Assets (as defined in the Purchase Agreement) upon the terms and conditions set forth in the Purchase Agreement, concurrently with the acquisition by DIL Seller of such Deed in Lieu Assets from Borrowers the Closing. The conveyance of the Deed in Lieu Assets from Borrowers to DIL Seller pursuant to the Deed in Lieu Documents, the sale of the Deed in Lieu Assets by DIL Seller to GPRE Parties pursuant to the Purchase Agreement and the other transactions contemplated under the Deed in Lieu Documents and the Purchase Agreement are referred to herein, collectively, as the “Transaction”.

D. BFE Parties, Agents and the Lenders are entering into this Agreement for purposes of setting forth certain agreements of such parties relating to the Transaction.

NOW, THEREFORE, in consideration of the foregoing premises, which are incorporated herein by reference, and the mutual promises contained herein and intending to be legally bound, it is hereby agreed among the parties as follows:

AGREEMENT:

Section 1. Recitals; BFE Party Acknowledgements and Agreements. The Recitals set forth above are a part of and are hereby incorporated in this Agreement by this reference. As in inducement to Agents and the Lenders to enter into this Agreement, each BFE Party hereby represents, warrants, acknowledges and agrees as follows: (a) the Obligations under the Financing Documents are due and owing to the Lenders, (b) the Acknowledged Events of Default have occurred and are continuing under the Financing Documents, (c) as a result of the Acknowledged Events of Default, Agents and the Lenders are presently entitled to exercise all available rights and remedies under the Deed in Lieu Agreement, that certain Agreement dated as of April 11, 2013 among Borrowers, Agents and the Lenders (the “Escrow Agreement”) and the other Financing Documents, (d) a Release Event (as defined in the Escrow Agreement) has occurred and no BFE Party has any right, title and interest in or to the Escrow Deposit (as defined in the Escrow Agreement), (e) no BFE Party has any defenses, counterclaims or rights of set off with respect to the Acknowledged Events of Default, the Obligations or any other obligations otherwise owed to any Agent or the Lenders under the Deed in Lieu Agreement, the Escrow Agreement or any of the other Financing Documents. Each BFE Party further acknowledges and agrees that the agreements of Agents and the Lenders hereunder are in no way intended as nor shall the same be construed as an admission as to the amounts due and payable under the Deed in Lieu Agreement, the Escrow Agreement or any of the other Financing Documents or a waiver by any Agent or Lender of its respective rights and remedies under the Deed in Lieu Agreement, the Escrow Agreement or any of the other Financing Documents. Each BFE Party hereby waives and disclaims any and all rights, title and interest in and to the Escrow Deposit. EACH BFE PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL DEFENSE THAT SUCH BFE PARTY NOW HAS OR IN THE FUTURE MAY HAVE, WHETHER KNOWN OR UNKNOWN, TO THE ENFORCEMENT OF ITS CONTRACTUAL OBLIGATIONS UNDER THE DEED IN LIEU AGREEMENT, THE ESCROW AGREEMENT AND THE OTHER FINANCING DOCUMENTS.

Section 2. BFE Party Undertakings. Without limitation of any of the representations, warranties, covenants and obligations of BFE Parties under the Deed in Lieu Documents, all of which are hereby ratified and confirmed by BFE Parties, each BFE Party hereby represents, warrants, covenants and agrees to and for the benefit of Agents and the Lenders as follows:

(a) Each BFE Party will cooperate with and will assist GPRE Parties, Agents and the Lenders in connection with the consummation of the Transaction and with such post-closing matters relating to the transfer of the Deed in Lieu Assets as Agents or GPRE Parties may request.

(b) Except as required by applicable law, no BFE Party, nor any directors, officers or agents of any BFE Party, shall make or issue any (i) public statements or disclosures regarding the Transaction or (ii) any disparagement of any GPRE Parties, Agents, Lenders or any directors, officers or agents of the foregoing, or with respect to the Transactions. BFE Parties hereby agree that the Confidentiality Agreement dated August 2, 2013 by GPRE Parties for the benefit of BFE Parties is hereby terminated and of no further force and effect.

(c) BFE Parties will execute (as applicable) and deliver, or cause the applicable party noted below to execute (as applicable) and deliver, the following documents, information and other to items in connection with the closing of the Transaction (including on a post-closing basis, if requested by Agents or GPRE Parties), in each case, in form and substance acceptable to Administrative Agent in its sole discretion and at such times as Administrative Agent may request:

(i) a termination and mutual release agreement with respect to all contracts and agreements between or among a BFE Party and Cargill, Inc. or any of its affiliates, or any other Project Documents as Administrative Agent may designate, pursuant to which, among other things, all such contracts or agreements are terminated as of the date of Closing and all amounts payable to a BFE Party thereunder are paid to Administrative Agent at closing, subject to specified offsets and post-closing adjustments (without payment of any termination fees or other penalties on account of such termination), in substantially the form attached hereto as Exhibit A (with such modifications or amendments as may be required by Cargill, Inc., its affiliates or Administrative Agent);

(ii) an assignment, assumption and modification agreement with respect to the TIF Indebtedness, pursuant to which, among other things, the TIF Indebtedness (including all of the Series B TIF Indebtedness) and all of the other rights and obligations under the Redevelopment Contract are assigned to a GPRE Party, in substantially the form attached hereto as Exhibit B (with such modifications or amendments as may be required by the holders of the TIF Indebtedness, the GPRE Parties assuming such TIF Indebtedness or Administrative Agent);

(iii) an estoppel and consent agreement with respect to the Corn Oil Leases, in substantially the form attached hereto as Exhibit C (with such modifications or amendments as may be required by the lessor thereunder, the GPRE Parties assuming such Corn Oil Leases or Administrative Agent);

(iv) such estoppels and consents from contract counterparties as Administrative Agent or any GPRE Party may require with respect to any document, instrument or agreement comprising a part of the Deed in Lieu Assets;

(v) such estoppels and consents as any title insurance company insuring title to the Facilities in connection with the Transaction may require from a BFE Party as a condition to the issuance of title insurance in a form acceptable to Administrative Agent and GPRE Parties;

(vi) letters to the Environmental Protection Agency that appoint the applicable GPRE Parties as “Responsible Corporate Officers” for RIN purposes;

(vii) copies of all existing permits relating to the Facilities, together with such additional information as Administrative Agent or any GPRE Party may request in connection therewith;

(viii) copies of all documents, agreements and other information relating to the “Zero Discharge Obligations” with the State of Minnesota;

(ix) copies and summaries of any and all open contracts (with pricing details), for the sale of ethanol, DDG, corn oil and corn purchases;

(x) schedules of all employees of Borrowers, together with an identification of their roles at the Facilities;

(xi) the scheduling of and the participation by Borrowers in such meetings at the Facilities as GPRE Parties may request for purposes of evaluating and interviewing current and former employees of Borrowers for potential employment with a GPRE Party; and

(xii) periodic updates (at such frequency as Administrative Agent or any GPRE Party may request) regarding the status of water removal at the Buffalo Lake Facility.

Section 3. Closing Payment. In the event that (a) BFE Parties shall have executed and delivered this Agreement to Administrative Agent on or before 11:30 a.m. (Central Standard Time), on November 22, 2013, (b) BFE Parties shall have satisfied and complied with and fully performed all of the covenants and obligations set forth in this Agreement and the Deed in Lieu Documents (including, without limitation, the obligations of BFE Parties under Section 2 above) and, as to obligations relating to future performance, BFE Parties shall perform such obligations as and when required hereunder or under the Deed in Lieu Documents, (c) the Transaction closes and (d) no Event of Default (other than the Acknowledged Events of Default) shall have occurred and be continuing as of the date (the “Transaction Closing Date”) on which the Transaction closes (the conditions described in the foregoing subclauses (a) through (d), the “Payment Conditions”), the Lenders shall pay to Opco, on the Transaction Closing Date, the following: (i) the sum of $2,880,000 and (ii) 50% of the agreed upon estimated projected EDITDA for the Facilities for the 5-day period following the Transaction Closing Date in the amount of $450,000 (the “Closing Payment”), and Opco shall accept such Closing Payment in full and final satisfaction of all obligations of Agents, the Lenders and DIL Seller under the Escrow Agreement and Sections 13(b), (c) and (d) of the Deed in Lieu Agreement (collectively, the “Waived Obligations”). Effective as of the date hereof, all of the Waived Obligations are hereby waived and disclaimed by each BFE Party and shall be of no force or effect. Without limitation of the foregoing, each BFE Party hereby acknowledges and agrees that no BFE Party shall (a) have any rights, title or interest in or to the Escrow Deposit or any other amounts at any time payable under the Escrow Agreement, (b) receive any membership interests, warrants or other form of equity ownership or interest in DIL Seller or any other Acquiring Entity or (c) receive any compensation for the performance of the Transition Employment Obligation (which Transition Employment Obligation remains in full force and effect in accordance with Section 13(f) of the Deed in Lieu Agreement, is hereby ratified and confirmed by each of the BFE Parties and shall be fully performed by BFE Parties in accordance with the terms of the Deed in Lieu Agreement). Without limitation of the terms of Section 5 below, and except as expressly provided in this Section 3, no other obligations of Agents, Acquiring Entities or Lenders are waived or modified.

Section 4. Release. As an inducement to Agents and the Lenders to enter into this Agreement, each BFE Party hereby releases each Agent, Lender, GPRE Party and their respective affiliates, subsidiaries, officers, directors, employees, shareholders, agents and representatives, as well as their respective successors and assigns, from any and all claims, obligations, rights, causes of action, and liabilities, of whatever kind or nature, whether known or unknown, whether foreseen or unforeseen, which any BFE Party ever had, now have or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever, which are based upon, arise under or are related to this Agreement, the Deed in Lieu Agreement, the Escrow Agreement, the other Deed in Lieu Documents and Financing Documents or the Transaction.

Section 5. No Modification or Waiver; Conflict. Except as expressly set forth in Section 3 above, this Agreement shall not modify, amend or waive the terms or conditions of the Escrow Agreement or any other Deed in Lieu Document or Financing Document. In the event of any conflict between the terms of this Agreement and the terms of the Escrow Agreement or any other Deed in Lieu Document or Financing Document, the terms of this Agreement shall control.

Section 6. Governing Law; Wavier of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AGREEMENT AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

Section 7. Voidability of Agreement. In the event that all of the Payment Conditions have not been satisfied on or before January 31, 2014 (or such later date as DIL Seller and GPRE Parties may agree to extend the closing of the Transaction), this Agreement shall, at Administrative Agent’s option, be considered null and void and of no force or effect (other than the provisions of Section 4 above and the waiver by BFE Parties of the Waived Obligations pursuant to Section 3 above, which shall survive).

Section 8. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and no other parties; provided, however, that each of the parties hereto acknowledges and agrees that DIL Seller and each of the GPRE Parties is an express third-party beneficiary of this Agreement.

Section 9. Miscellaneous. This Agreement contains the entire understanding and agreement of BFE Parties, Agents and the Lenders in respect of the subject matter hereof and supersedes all prior representations, warranties, agreements and understandings. No provision of this Agreement may be changed, discharged, supplemented, terminated or waived except in a writing signed by BFE Parties and Administrative Agent. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction. Time is of the essence in this Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.

BORROWERS:

BFE OPERATING COMPANY, a Delaware limited liability company,

By:
Name:
Title:

BUFFALO LAKE ENERGY, LLC, a Delaware limited liability company, as Borrower

By:
Name:
Title:

PIONEER TRAIL ENERGY, LLC, a Delaware limited liability company, as Borrower

By:
Name:
Title:

BIOFUEL CORP AND BIOFUEL LLC:

BIOFUEL ENERGY CORP., a Delaware corporation

By:
Name:
Title:

BIOFUEL ENERGY, LLC, a Delaware limited liability company

By:
Name:
Title:

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

FIRST NATIONAL BANK OF OMAHA, a national banking association, as Administrative Agent and Collateral Agent

By:
Name:
Title:

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